Exhibit 99.1

As amended by the board of
directors on April 19, 2007.

CRA INTERNATIONAL, INC.

2006 EQUITY INCENTIVE PLAN

SECTION 1   PURPOSE

This 2006 Equity Incentive Plan (the “Plan”) of CRA International, Inc. (the “Company”), is designed to provide additional incentive to executives and other key employees of the Company, and any parent or subsidiary of the Company, and to certain other individuals providing services as independent contractors to or acting as non-employee directors of the Company or any such parent or subsidiary. The Company intends that this purpose will be effected by the granting of incentive stock options (“Incentive Stock Options”) as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), nonqualified stock options (“Nonqualified Options”) under the Plan, shares of Common Stock subject to restrictions under Section 83 of the Code (“Restricted Stock”), Performance Awards (as defined in Section 7.1(a)), and certain other equity-based awards (Incentive Stock Options, Nonqualified Stock Options, Restricted Stock, Performance Awards and the other awards collectively referred to as “Awards”), which afford such executives, key employees or other individuals an opportunity to acquire or increase their proprietary interest in the Company through the acquisition of shares of its Common Stock or otherwise receive compensation based on the value, or an increase in the value, of the Company. The Company intends that Incentive Stock Options issued under the Plan will qualify as “incentive stock options” as defined in Section 422 of the Code and the terms of the Plan shall be interpreted in accordance with this intention. As used in the Plan the terms “parent” and “subsidiary” shall have the respective meanings set forth in Section 424 of the Code.

SECTION 2   ADMINISTRATION

2.1   THE PLAN ADMINISTRATOR.   The Plan shall be administered by the Plan Administrator (the “Plan Administrator”), which shall consist of the Board of Directors of the Company (the “Board”) or, if appointed by the Board, a committee consisting of at least two “Disinterested Directors.” As used herein, the term Disinterested Director means any director of the Company who (i) is not a current employee of the Company or a member of an “affiliated group,” as such term is defined in Section 1504(a) of the Code, which includes the Company (an “Affiliate”), (ii) is not a former employee of the Company or any Affiliate who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the Company’s or any Affiliate’s taxable year (iii) has not been an officer of the Company or any Affiliate; and (iv) does not receive remuneration from the Company or any Affiliate, either directly or indirectly, in any capacity other than as a director. If the Plan is not administered by the Board, none of the members of the Plan Administrator shall be an officer or other employee of the Company. It is the intention of the Company that the Plan, if not administered by the Board, shall be administered by a committee having two or more “Non-Employee Directors” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “1934 Act”), but the authority and validity of any act taken or not taken by the Plan Administrator shall not be affected if any person administering the Plan is not a Non-Employee Director. Except as specifically reserved to the Board under the terms of the Plan, the Plan Administrator shall have full and final authority to operate, manage and administer the Plan on behalf of the Company. Action by the Plan Administrator shall require the affirmative vote of a majority of all members thereof.

2.2   POWERS OF THE PLAN ADMINISTRATOR.   Subject to the terms and conditions of the Plan, the Plan Administrator shall have the power:

(a) To determine from time to time the persons eligible to receive Awards and the Awards to be granted to such persons under the Plan and to prescribe the terms, conditions, restrictions, if any, and provisions (which need not be identical) of each Award granted under the Plan to such persons;

(b) To construe and interpret the Plan and Awards granted thereunder and to establish, amend, and revoke rules and regulations for administration of the Plan. In this connection, the Plan Administrator may correct any defect or supply any omission, or reconcile any inconsistency in the Plan, or in any Award agreement, in the manner and to the extent it shall deem necessary or expedient to make the Plan fully effective. All decisions and determinations by the Plan Administrator in the exercise of this power shall be final and binding upon the Company and Award holders;

(c) To make, in its sole discretion, changes to any outstanding Award granted under the Plan, including but not limited to: (i) reducing the purchase price for any option, subject to approval of stockholders of the Company, (ii) accelerating the vesting schedule or the lapse of restrictions of such Award (except with respect to the 4-year period described in Section 6.1 for Restricted Stock Awards, Section 6.8 for Restricted Stock Units, and Section 7.1 for Performance Awards, unless such change is pursuant to Section 8.3 or Section 8.4), (iii) changing any applicable Performance Factors or related goals during a performance period, or (iv) extending the expiration date of such Award; and

(d) Generally, to exercise such powers and to perform such acts as are deemed necessary or expedient to promote the best interests of the Company with respect to the Plan.

SECTION 3.   STOCK

3.1   STOCK TO BE ISSUED.   The stock subject or related to the Awards granted under the Plan shall be shares of the Company’s authorized but unissued common stock, without par value (the “Common Stock”). The total number of shares that may be issued pursuant to Awards granted under the Plan shall not exceed an aggregate of 500,000 shares of Common Stock (the “Reserve Limit”); provided, however, that (a) any shares of Common Stock issued in connection with Awards granted under Sections 6 and, to the extent whole shares of Common Stock are used for measurement purposes, Section 7, will be counted against the Reserve Limit as one and eight-tenths (1.8) shares of Common Stock for every one share issued in connection with such Award or by which the Award is valued by reference, and (b) the class and aggregate number of shares of Common Stock which may be subject to Awards granted under the Plan shall be subject to adjustment as provided in Section 8 hereof and as provided in the following sentence.  As of the date the Plan is approved by stockholders of the Company, the Reserve Limit shall be increased by any shares of Common Stock available for future awards under the 1998 Incentive and Nonqualified Stock Option Plan (the “Current Plan”) as of such date, and thereafter the Reserve Limit shall be increased by any shares of Common Stock represented by awards granted under the Current Plan which are forfeited, expire or are canceled without delivery of shares of Common Stock or under which shares of Common Stock are forfeited back to the Company; provided, however, such increase in the Reserve Limit shall not exceed 1,000,000 shares of Common Stock (subject to adjustment as provided in Section 8 hereof).  As of the date the Plan is approved by stockholders of the Company, no additional awards shall be permitted to be granted from the Current Plan or from the UK Approved Part of the Current Plan (the “UK Plan”) and all unexpired awards granted from the Current Plan and UK Plan shall continue in full force and operation except as they may be exercised, be terminated or lapse, by their own terms and conditions.

3.2   EXPIRATION, CANCELLATION OR TERMINATION OF AWARD.   Whenever any outstanding Award under the Plan expires, is cancelled or is otherwise terminated (other than by exercise or payment), the shares of Common Stock allocable to the portion of such Award that has expired, has been cancelled or has been otherwise terminated, may again be the subject of Awards under the Plan.

3.3   LIMITATION ON GRANTS.   In no event may any Plan participant be granted Awards with respect to more than 150,000 shares of Common Stock in any calendar year. The number of shares of Common Stock issuable pursuant to or otherwise related to an Award granted to a Plan participant in a calendar year that is subsequently forfeited, cancelled or otherwise terminated, shall continue to count toward the foregoing limitation in such calendar year. In addition, if the purchase price of shares of Common Stock subject to an option is subsequently reduced, the transaction shall be deemed a cancellation of the original Award and the grant of a new one so that both transactions shall count toward the maximum shares issuable in the calendar year of each respective transaction.

SECTION 4.   ELIGIBILITY

4.1   PERSONS ELIGIBLE.   Incentive Stock Options under the Plan may be granted only to officers and other employees of the Company or any parent or subsidiary of the Company. Any other type of Award may be granted to officers or other employees of the Company or any parent or subsidiary of the Company, and to non-employee members of the Board and independent contractors who render services to the Company or any such parent or subsidiary (regardless of whether they are employees).

SECTION 5.   STOCK OPTIONS

5.1   GREATER-THAN-TEN-PERCENT STOCKHOLDERS.   Except as may otherwise be permitted by the Code or other applicable law or regulation, no Incentive Stock Option shall be granted to an individual who, at the time the option is granted, owns (including ownership attributed pursuant to Section 424(d) of the Code) more than ten percent of the total combined voting power of all classes of stock of the Company or any parent or subsidiary (a “greater-than-ten-percent stockholder”), unless such Incentive Stock Option provides that (i) the purchase price per share shall not be less than one hundred ten percent of the fair market value of the Common Stock at the time such option is granted, and (ii) that such option shall not be exercisable to any extent after the expiration of five years from the date it is granted.

5.2   MAXIMUM AGGREGATE FAIR MARKET VALUE.   The aggregate fair market value (determined at the time the option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any optionee during any calendar year (under the Plan and any other plans of the Company or any parent or subsidiary for the issuance of incentive stock options) shall not exceed $100,000 (or such greater amount as may from time to time be permitted with respect to Incentive Stock Options by the Code or any other applicable law or regulation). Any Incentive Stock Option granted in excess of the foregoing limitation shall be specifically designated as being a Nonqualified Option.

5.3   TERMINATION OF EMPLOYMENT OR OTHER RELATIONSHIP WITH COMPANY.   Except as may otherwise be determined by the Plan Administrator either in connection with the relevant Award or otherwise, options shall terminate on the earlier of:

(a) the date of expiration thereof; or

(b) immediately upon the termination of the optionee’s employment with or performance of services for the Company (or any parent or subsidiary of the Company) by the Company (or any such parent or subsidiary) for cause (as determined by the Company or such parent or subsidiary),

(c) thirty (30) days after termination of the optionee’s employment with or performance of services for the Company (or any parent or subsidiary of the Company) without cause or voluntarily by the optionee other than as a result of death or retirement in good standing for reasons of age or disability under the then-established rules of the Company; provided, however, that (i) during any period after such termination of employment or service before termination of an optionee’s option, the optionee shall have the right to exercise such option only to the extent that the optionee was entitled to exercise such option immediately prior to such termination of employment or performance of services; and (ii)  Nonqualified Options granted to persons who are not employees of the Company (or any parent or subsidiary of the Company) need not, unless the Plan Administrator determines otherwise, be subject to the provisions set forth in  subsections 5.3(b) and (c).

As used herein, “cause” shall mean (x) any material breach by the optionee of any agreement to which the optionee and the Company (or any parent or subsidiary of the Company) are both parties, (y) any act or omission to act by the optionee which may have a material and adverse effect on the business of the Company (or any such parent or subsidiary) or on the optionee’s ability to perform services for the Company (or any such parent or subsidiary), including, without limitation, the commission of any crime (other than ordinary traffic violations), or (z) any material misconduct or material neglect of duties by the optionee in connection with the business or affairs of the Company (or any such parent or subsidiary) or any affiliate of the Company (or any such parent or subsidiary).

5.4   DEATH OR RETIREMENT OF OPTIONEE.   In the event of the death of the holder of an option that is subject to subsection (b) or (c) of Section 5.3 above prior to termination of the optionee’s employment with or performance of services for the Company (or any parent or subsidiary of the Company) and before the date of expiration of such option, such option shall terminate on the earlier of such date of expiration or one year following the date of such death. After the death of the optionee, his executors, administrators or any person or persons to whom his option may be transferred by will or by the laws of descent and distribution shall have the right, at any time prior to such termination, to exercise the option to the extent the optionee was entitled to exercise such option at the time of his death.

If, before the date of the expiration of an option that is subject to subsection (b) or (c) of Section 5.3 above, the optionee shall be retired in good standing from the Company for reasons of age or disability under the then-established rules of the Company, except as may otherwise be determined by the Plan Administrator either in connection with the relevant Award or otherwise,  the option shall terminate on the earlier of such date of expiration or ninety (90) days after the date of such retirement In the event of such retirement, except as may otherwise be determined by the Plan Administrator either in connection with the relevant Award or otherwise, the optionee shall have the right prior to the termination of such option to exercise the option to the extent to which he was entitled to exercise such option immediately prior to such retirement

5.5   OPTION AGREEMENT.   Each option agreement shall be in writing and shall contain such terms, conditions, restrictions (if any), and provisions as the Plan Administrator shall from time to time deem appropriate. Such provisions or conditions may include, without limitation, restrictions on transfer, repurchase rights, or such other provisions as shall be determined by the Plan Administrator; provided, however, that such additional provisions shall not be inconsistent with any other term or condition of the Plan and such additional provisions shall not cause any Incentive Stock Option granted under the Plan to fail to qualify as an incentive stock option within the meaning of Section 422 of the Code. Option agreements need not be identical, but each option agreement by appropriate language shall include the substance of the provisions contained in this Section 5 and other relevant sections of the Plan.

5.6   EXPIRATION OF OPTION.   Notwithstanding any other provision of the Plan or of any option agreement, each option shall expire on the date specified in the option agreement, which date shall not be later than the seventh (7) anniversary (fifth anniversary in the case of a greater-than-ten-percent stockholder granted an Incentive Stock Option) of the date on which the option was granted.

5.7   PURCHASE PRICE.   The purchase price per share under each option shall be determined by the Plan Administrator at the time the option is granted, which shall not be less than the fair market value of a share of Common Stock on the date the option is granted; provided, however, that (a) the purchase price of any Incentive Stock Option to a greater-than-ten-percent stockholder shall be 110% of such fair market value, and (b) the Plan Administrator has the authority to reduce the purchase price of any option subject to approval of such reduction by the stockholders of the Company.  For purposes of the Plan, the fair market value of a share of Common Stock shall be the closing price per share on the applicable date as reported by a nationally recognized stock exchange, or, if shares of Common Stock are not listed on such an exchange, the mean of the bid and asked prices per share on the applicable date as reported by the National Association of Securities Dealers (“NASD”), or, if shares of Common Stock are not reported by NASD, the fair market value as determined by the Plan Administrator.

5.8   EXERCISE.   Each option may be exercised, so long as it is valid and outstanding, from time to time in part or as a whole, subject to any limitations with respect to the number of shares of Common Stock for which the option may be exercised at a particular time and to such other conditions as the Plan Administrator in its discretion may specify upon granting the option.

5.9   METHOD OF EXERCISE.   Any option granted under the Plan may be exercised by the optionee by delivering to the Company on any business day a written notice specifying the number of shares of Common Stock the optionee then desires to purchase and specifying the address to which the certificates for such shares are to be mailed (the “Notice”), accompanied by payment for such shares.

5.10   PAYMENT OF PURCHASE PRICE.   Payment for the shares of Common Stock purchased pursuant to the exercise of an option shall be made either by (i) cash or check equal to the option price for the number of shares specified in the Notice, (ii) with the consent of the Plan Administrator, other shares of Common Stock that have a fair market value on the date of surrender not greater than the aggregate purchase price of the shares as to which such option shall be exercised, (iii) with the consent of the Plan Administrator, delivery of such documentation as the Plan Administrator and the broker, if applicable, shall require to effect an exercise of the option and delivery to the Company of the sale or loan proceeds required to pay the purchase price, (iv) with the consent of the Plan Administrator, such other consideration which is acceptable to the Plan Administrator and which has a fair market value equal to the purchase price of such shares, or (v) with the consent of the Plan Administrator, a combination of (i), (ii), (iii) or (iv). For the purpose of the preceding sentence, the fair market value per share of Common Stock so delivered to the Company shall be determined in the manner specified in Section 5.7. As promptly as practicable after receipt of the Notice and accompanying payment, the Company shall deliver to the optionee certificates for the number of shares of Common Stock with respect to which such option has been so exercised, issued in the optionee’s name; provided, however, that such delivery shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to the optionee, at the address specified in the Notice.

5.11   TRANSFERABILITY OF OPTIONS.   Options shall not be transferable by the optionee other than by will or under the laws of descent and distribution, and shall be exercisable, during his lifetime, only by the optionee. Notwithstanding the foregoing, the Plan Administrator may, in its sole discretion, permit the transfer or assignment of a Nonqualified Option by the original optionee for no consideration to: (i) any member of the optionee’s Immediate Family; (ii) any trust solely for the benefit of members of the optionee’s Immediate Family; (iii) any partnership whose only partners are members of the optionee’s Immediate Family; or (iv) any limited liability company or corporate entity whose only members or other equity owners are members of the optionee’s Immediate Family.  For purposes of the Plan, “Immediate Family” means an optionee’s parents, spouse, children and grandchildren.  Nothing contained in this Section shall be construed to require the Plan Administrator to give its approval to any transfer or assignment of any Nonqualified Option or portion thereof, and approval to transfer or assign any Nonqualified Option does not mean that such approval will be given with respect to any other Nonqualified Option or portion thereof.  The transferee or assignee of any Nonqualified Option shall be subject to all of the terms and conditions applicable to such Nonqualified Option immediately prior to the transfer or assignment and shall be subject to any conditions prescribed by the Plan Administrator with respect to such Nonqualified Option.  In particular, and without limiting the generality of the foregoing, the termination of employment, retirement or death of the original optionee shall continue to determine the term and time for exercise of such Nonqualified Option for purposes of Sections 5.3 and 5.4.

5.12   RIGHTS OF OPTIONEES.   No optionee shall be deemed for any purpose to be the owner of any shares of Common Stock subject to any option unless and until the option shall have been exercised pursuant to the terms thereof, and the Company shall have issued and delivered certificates representing such shares to the optionee.

SECTION 6.   RESTRICTED STOCK AND RESTRICTED STOCK UNITS

6.1.   RESTRICTED STOCK AWARDS.   The Plan Administrator may grant Restricted Stock to any person eligible to participate in the Plan in accordance with Section 4.1 in such number of shares of Common Stock, and on such terms, conditions and restrictions, whether based on performance standards, periods of service, retention by the Restricted Stock holder of ownership of purchased or designated shares of Common Stock or other criteria, as the Plan Administrator shall establish. If the Plan Administrator determines to make performance-based Awards of Restricted Stock under this Section 6 to “covered employees” (as defined in Section 162(m) of the Code), the Plan Administrator shall cause to be set forth in the applicable Award agreement one or more of the Performance Factors (defined in Section 7.1(f)) that will be used to measure performance, and the specific performance goals applicable to each Performance Factor so selected.  ). Each Restricted Stock Award shall be subject to a restriction period of a minimum of 4 years from the date of grant; provided, however, that notwithstanding the   foregoing requirement as to the duration of the restriction period (a) the shares of Common Stock subject to such Award may become non-forfeitable according to the terms of such award during the 4-year (or longer) restriction period in installments as a result of the passage of time or other basis, and (b) the provisions of Section 8.3 or 8.4 can be applied during the 4-year (or longer) restriction period.  For purposes of Sections 6.1 to 6.7, a “restriction period” means the period during which all or a portion of the shares of Common Stock subject to the Restricted Stock Award shall be forfeitable by the Award holder, as set forth in the Award agreement.  The terms of any Restricted Stock Award granted under this Plan shall be set forth in an Award agreement which shall contain provisions determined by the Plan Administrator and not inconsistent with this Plan.

6.2   ISSUANCE OF RESTRICTED SHARES.   As soon as practicable after the date of grant of Restricted Stock by the Plan Administrator, the Company shall cause to be transferred on the books of the Company, or its agent, shares of Common Stock, registered on behalf of the Restricted Stock holder, evidencing the Restricted Stock covered by the Award, but subject to forfeiture to the Company as of the date of grant if an Award agreement with respect to the Restricted Stock covered by the Award is not duly executed by the Restricted Stock holder and timely returned to the Company. All shares of Common Stock covered by Awards under this Section 6 shall be subject to the restrictions, terms and conditions contained in the Plan and the Award agreement entered into by the Restricted Stock holder. Until the lapse or release of all restrictions applicable to an Award of Restricted Stock, the share certificates representing such Restricted Stock may be held in custody by the Company, its designee, or, if the certificates bear a restrictive legend, by the Restricted Stock holder. Upon the lapse or release of all restrictions with respect to an Award as described in Section 6.5, one or more share certificates, registered in the name of the Restricted Stock holder, for an appropriate number of shares as provided in Section 6.5, free of any restrictions set forth in the Plan and the Award agreement, shall be delivered to the Restricted Stock holder.

6.3   SHAREHOLDER RIGHTS.   Beginning on the date of grant of the Restricted Stock and subject to execution of the Award agreement as provided in Section 6.2, the Restricted Stock holder shall become a shareholder of the Company with respect to all shares subject to the Award agreement and shall have all of the rights of a shareholder, including, but not limited to, the right to vote such shares and the right to receive dividends; provided, however, that any shares of Common Stock distributed as a dividend or otherwise with respect to any Restricted Stock as to which the restrictions have not yet lapsed, shall be subject to the same restrictions as such Restricted Stock and held or restricted as provided in Section 6.2.

6.4   RESTRICTION ON TRANSFERABILITY.   None of the shares of Restricted Stock may be assigned or transferred (other than by will or the laws of descent and distribution), pledged or sold prior to lapse of the restriction period applicable thereto. Notwithstanding the foregoing, the Plan Administrator may, in its sole discretion, permit the transfer of shares of Restricted Stock by the original Award holder for no consideration to: (i) any member of the Award holder’s Immediate Family; (ii) any trust solely for the benefit of members of the Award holder’s Immediate Family; (iii) any partnership whose only partners are members of the Award holder’s Immediate Family; or (iv) any limited liability company or corporate entity whose only members or other equity owners are members of the Award holder’s Immediate Family.  Nothing contained in this Section shall be construed to require the Plan Administrator to give its approval to any transfer or assignment of any Restricted Stock Award or portion thereof, and approval to transfer or assign any Restricted Stock Award does not mean that such approval will be given with respect to any other Restricted Stock Award or portion thereof.  The transferee or assignee of any Restricted Stock Award shall be subject to all of the terms and conditions applicable to such Restricted Stock Award immediately prior to the transfer or assignment, including but not limited to the satisfactory completion of the restriction period, and shall be subject to any conditions prescribed by the Plan Administrator with respect to such Restricted Stock Award.

6.5   DELIVERY OF SHARES UPON VESTING.   Upon expiration or earlier termination of the restriction period without a forfeiture and the satisfaction of or release from any other conditions prescribed by the Plan Administrator, or at such earlier time as provided under the provisions of Section 6.7, the shares of Restricted Stock shall no longer be forfeitable.  As promptly as administratively feasible thereafter, the Company shall deliver to the Restricted Stock holder or, in case of the Restricted Stock holder’s death, to the holder’s beneficiary, one or more share certificates for the appropriate number of shares of Common Stock, free of the forfeiture restrictions that expired as of the end of the restriction period.  The Company may, in it sole discretion, elect to satisfy the minimum tax withholding requirements described in Section 9.4 by withholding from the shares of Common Stock to be issued a number of shares with an aggregate fair market value (as of the date the withholding is effected) that would satisfy the withholding amount due with respect to such Award.  For the purpose of the preceding sentence, the fair market value per share of Common Stock shall be determined in the manner specified in Section 5.7.

6.6   FORFEITURE OF RESTRICTED STOCK.   Subject to Section 6.7, all Restricted Stock shall be forfeited and returned to the Company and all rights of the Restricted Stock holder with respect to such Restricted Stock shall terminate unless the Restricted Stock holder continues employment with or performance of services for the Company (or any parent or subsidiary of the Company) until the expiration of the restriction period for such Restricted Stock and satisfies any and all other conditions set forth in the Award agreement or as may be otherwise determined by the Plan Administrator. Subject to Section 6.1, the Plan Administrator shall determine the restriction period (which may, but need not, lapse in installments) and any other terms and conditions applicable with respect to any Restricted Stock Award.

6.7   WAIVER OF RESTRICTION PERIOD.   The Plan Administrator may, in its sole discretion, waive the restriction period and any other conditions set forth in any Award agreement under appropriate circumstances (including the death, disability or retirement of the Restricted Stock holder or a material change in circumstances arising after the date of an Award) and subject to such terms and conditions (including forfeiture of a proportionate number of the shares of Restricted Stock) as the Plan Administrator shall deem appropriate.

6.8   RESTRICTED STOCK UNIT AWARDS.   Without limiting the generality of the foregoing provisions of this Section 6, and subject to such terms, limitations and restrictions as the Plan Administrator may impose, the Plan Administrator may grant Restricted Stock Units to any person eligible to participate in the Plan in accordance with Section 4.1, representing the right to receive shares of Common Stock in the future subject to the achievement of one or more goals relating to the completion of service by the Restricted Stock Unit holder and/or the achievement of performance or other objectives. If the Plan Administrator determines to make performance-based Awards of Restricted Stock Units under this Section 6.8 to “covered employees” (as defined in Section 162(m) of the Code), the Plan Administrator shall cause to be set forth in the applicable Award agreement one or more of the Performance Factors (defined in Section 7.1(f)) that will be used to measure performance, and the specific performance goals applicable to each Performance Factor so selected.  Restricted Stock Unit Awards shall be subject to the restrictions, terms and conditions contained in the Plan and the applicable Award agreements entered into by the appropriate Restricted Stock Unit holders. Until the end of the restriction period applicable to an Award of Restricted Stock Units, no shares of Common Stock shall be issued with respect to such Awards and no Restricted Stock Unit holder shall have any rights as a stockholder of the Company with respect to the shares of Common Stock covered by such Restricted Stock Unit Award. As of the end of the restriction period applicable to a Restricted Stock Unit Award or at a later date if distribution has been deferred under another Company plan (if any), one or more share certificates, registered in the name of the Restricted Stock Unit holder, for an appropriate number of shares, free of any restrictions that expired as of the end of the restriction period, shall be delivered to the Restricted Stock Unit holder. A Restricted Stock Unit Award shall not be contingent on any payment by or consideration from the Restricted Stock Unit holder other than the rendering of services. Each Restricted Stock Unit Award shall be subject to a restriction period of a minimum of 4 years from the date of grant; provided, however, that (a) the Award may become non-forfeitable according to the terms of such award during the 4-year (or longer) restriction period in installments as a result of the passage of time or other basis; (b) the provisions of Section 8.3 or 8.4 can be applied during the 4-year (or longer) restriction period; and (c) the Plan Administrator may set forth in the applicable Award agreement provisions that allow for payment of some or all of the Restricted Stock Units prior to the end of the applicable restriction period in circumstances that, to the extent necessary, comply with the conditions in Section 409A of the Code to avoid the tax and related interest for non-compliance set forth in  such Section.  For purposes of this Section 6.8, a “restriction period” means the period during which all or a portion of the Restricted Stock Unit Award shall be forfeitable by the Award holder, as set forth in the Award agreement.

6.9   RESTRICTED STOCK AWARDS TO NON-EMPLOYEE DIRECTORS.

(a) GRANT OF AWARD UPON ELECTION TO THE BOARD.  Each non-employee director joining the Board at or subsequent to the meeting of the Company’s stockholders at which the Plan is approved (the “Approval Meeting”) shall automatically be granted, upon such non-employee director joining the Board, an initial Restricted Stock Award equal in value to an amount determined by the Board from time to time, determined as of the grant date. Such Award shall become non-forfeitable in four (4) equal annual installments of twenty five percent (25%) per year beginning on the first anniversary of the date of grant.

(b) GRANT OF AWARD UPON RE-ELECTION TO BOARD OR CONTINUATION ON THE BOARD.. Each non-employee director who shall be re-elected by the stockholders of the Company to the Board at or subsequent to the Approval Meeting shall automatically be granted, immediately following the meeting of stockholders at which such non-employee director shall be re-elected, a Restricted Stock Award equal in value to an amount determined by the Board from time to time, determined as of the grant date.  In addition, each non-employee director whose term of office shall not expire at any annual meeting of stockholders or special meeting in lieu thereof subsequent to the Approval Meeting and who shall remain a non-employee director after such meeting shall automatically be granted, immediately following such meeting, a Restricted Stock Award equal in value to an amount determined by the Board from time to time, determined as of the grant date.  Each Award described in this subsection (b) shall become non-forfeitable in full in four (4) equal annual installments of twenty five percent (25%) per year beginning on the first anniversary of the date of grant.

(c) DETERMINATION OF VALUE.  For purposes of this Section 6.9, value shall be based on the fair market value of a share of Common Stock as determined in the manner specified in Section 5.7.

SECTION 7.   PERFORMANCE AND OTHER STOCK-BASED AWARDS

7.1   PERFORMANCE AWARDS.

(a) AWARD PERIODS AND CALCULATIONS OF POTENTIAL INCENTIVE AMOUNTS. The Plan Administrator may grant Awards to any person eligible to participate in the Plan in accordance with Section 4.1, representing the right to receive a payment contingent upon the extent to which certain predetermined performance targets have been met during an Award Period and measured by the fair market value of a specified number of shares of Common Stock, increases in such fair market value during the Award Period and/or a fixed cash amount (a “Performance Award”). Fair market value shall have the same meaning as set forth in Section 5.7.  Each Performance Award shall have an Award Period that is a minimum of 4 years from the date of grant; provided, however, that (i) the award may become non-forfeitable according to the terms of such award during the 4-year (or longer) Award Period in installments as a result of the passage of time or other basis; (ii) the provisions of Section 8.3 or 8.4 can be applied during the 4-year (or longer) restriction period, and (iii) the Plan Administrator may set forth in the applicable Award agreement provisions that allow for payment of some or all of the Award prior to the end of the applicable Award Period in circumstances that, to the extent necessary, comply with the conditions in Section 409A of the Code to avoid the tax and related interest for non-compliance set forth in such Section.  For purposes of this Section 7, an “Award Period” means the period during which all or a portion of an Award shall be forfeitable by the Award holder, as set forth in the Award agreement.  The Plan Administrator, in its discretion and under such terms as it deems appropriate, may permit newly eligible individuals, such as those who are promoted or newly hired, to receive Performance Awards after an Award Period has commenced.

(b) PERFORMANCE TARGETS. The performance targets may include such goals related to the performance of the Company or, where relevant, any parent or subsidiary and/or the performance of the Performance Award holder, as may be established by the Plan Administrator in its discretion. In the case of Performance Awards to “covered employees” (as defined in Section 162(m) of the Code), the Plan Administrator shall cause to be set forth in the applicable Award agreement one or more of the Performance Factors (defined in subsection (f), below) that will be used to measure performance, and the specific performance goals applicable to each Performance Factor so selected.  The performance targets established by the Plan Administrator may vary for different Award Periods and need not be the same for each Performance Award holder receiving a Performance Award in an Award Period. Except to the extent inconsistent with the performance-based compensation exception under Section 162(m) of the Code, in the case of Performance Awards granted to employees to whom such section is applicable, the Plan Administrator in its discretion but only under extraordinary circumstances as determined by the Plan Administrator, may change any prior determination of performance targets for any Award

Period at any time prior to the final determination of the Award when events or transactions occur to cause the performance targets to be an inappropriate measure of achievement.

(c) EARNING PERFORMANCE AWARDS. The Plan Administrator, at or as soon as practicable after the date of grant, shall prescribe a formula to determine the percentage of the Performance Award to be earned based upon the degree of attainment of the applicable performance targets.

(d) PAYMENT OF EARNED PERFORMANCE AWARDS. Payments of earned Performance Awards shall be made in cash, shares of Common Stock, or a combination of cash and Common Stock, in the discretion of the Plan Administrator. The Plan Administrator, in its sole discretion, may define and set forth in the applicable Award agreement such terms and conditions with respect to the payment of earned Performance Awards as it may deem desirable.

(e) TERMINATION OF EMPLOYMENT OR OTHER RELATIONSHIP WITH COMPANY. In the event of a termination of the Performance Award holder’s employment with or performance of services for the Company (or any parent or subsidiary of the Company), the holder’s Performance Awards shall be forfeited; provided, however, that the Plan Administrator may set forth in the applicable Award agreement provisions that allow for payment of some or all of the Performance Award prior to the end of the applicable performance period in circumstances that, to the extent necessary, comply with the conditions in Section 409A of the Code to avoid the tax and related interest for non-compliance set forth in such Section or for such other reasons as the Plan Administrator deems appropriate.

(f) DEFINITION OF PERFORMANCE FACTORS. “Performance Factors” means the factors selected by the Plan Administrator from time to time, including, but not limited to, the following measures to determine whether the performance goals established by the Plan Administrator and applicable to Awards have been satisfied: revenue; net revenue; revenue growth; net revenue growth; earnings before interest, taxes, depreciation and amortization (“EBITDA”); funds from operations; funds from operations per share; operating income (loss); operating income growth; operating cash flow; net income; net income growth; pre- or after-tax income (loss); cash available for distribution; cash available for distribution per share; cash and/or cash equivalents available for operations; net earnings (loss); earnings (loss) per share; earnings per share growth; return on equity; return on assets; share price performance; total shareholder return; total shareholder return growth; economic value added; improvement in cash-flow; and confidential business unit objectives.

7.2.   GRANT OF OTHER STOCK-BASED AWARDS.   Other stock-based awards, consisting of stock purchase rights (with or without loans to individuals by the Company containing such terms as the Plan Administrator shall determine), Awards of shares of Common Stock, or Awards valued in whole or in part by reference to, or otherwise based on, shares of Common Stock, may be granted either alone or in addition to or in conjunction with other Awards under the Plan. Subject to the provisions of the Plan, the Plan Administrator shall have sole and complete authority to determine the persons to whom and the time or times at which such Awards shall be made, the number of shares of Common Stock to be granted pursuant to such Awards, and all other conditions of the Awards. Any such Award shall be confirmed by an Award agreement executed by the Plan Administrator and the Award recipient, which Award agreement shall contain such provisions as the Plan Administrator determines to be necessary or appropriate to carry out the intent of the Plan with respect to such Award.

7.3.   TERMS OF OTHER STOCK-BASED AWARDS.   In addition to the terms and conditions specified in the Award agreement, Awards made pursuant to Section 7.2 shall be subject to the following:

(a) Any shares of Common Stock subject to Awards made under Section 7.2 may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses; and

(b) If specified by the Plan Administrator in the Award agreement, the recipient of an Award under Section 7.2 shall be entitled to receive, currently or on a deferred basis, interest or dividends or dividend equivalents with respect to the shares of Common Stock or other securities covered by the Award; and

(c) The Award agreement with respect to any Award shall contain provisions addressing the disposition of such Award in the event of the termination of the Award holder’s employment with or performance of services for the Company (or any parent or subsidiary of the Company) prior to the exercise, realization or payment of such Award, whether such termination occurs because of retirement, disability, death or other reason, with such provisions to take account of the specific nature and purpose of the Award (including but not limited to satisfying the conditions in Section 409A of the Code to avoid the tax and related interest for non-compliance set forth in such Section).

SECTION 8.   CHANGES IN COMPANY’S CAPITAL STRUCTURE AND CORPORATE TRANSACTIONS

8.1   RIGHTS OF COMPANY.   The existence of outstanding Awards shall not affect in any way the right or power of the Company or its stockholders to make or authorize, without limitation, any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of Common Stock, or any issue of bonds, debentures, preferred or prior preference stock or other capital stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

8.2   RECAPITALIZATIONS, STOCK SPLITS AND DIVIDENDS.   If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of Common Stock outstanding, in any such case without receiving compensation therefor in money, services or property, then (i) the number, class, and price per share of shares of stock subject to outstanding Awards hereunder shall be appropriately adjusted in such a manner as to entitle an Award holder to receive upon exercise of the Award or as otherwise provided under the terms of the Award, for the same aggregate cash consideration (if any), the same total number and class of shares of Common Stock as he would have received as a result of the event requiring the adjustment had he exercised his Award in full, or as he would have received otherwise as determined under the terms of the Award, immediately prior to such event; and (ii) the number and class of shares of Common Stock with respect to which Awards may be granted under the Plan and the number and class of shares set forth in Section 3.3 shall be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a share of Common Stock will not be issued but will either be replaced by a cash payment equal to the fair market value of such fraction of a share of Common Stock or will be rounded down to the nearest whole share, as determined by the Plan Administrator.

8.3   MERGER WITHOUT CHANGE OF CONTROL.   After a merger of one or more corporations with or into the Company or after a consolidation of the Company and one or more corporations in which the stockholders of the Company immediately prior to such merger or consolidation own after such merger or consolidation shares representing (either by remaining outstanding or by being converted into other voting securities of the surviving entity) at least fifty percent (50%) of the voting power of the Company or the surviving or resulting corporation, as the case may be, (a) each holder of an outstanding Award that is an Incentive Stock Option or a Nonqualified Option (individually, an “Option” and collectively, “Options”) shall be entitled to receive, in lieu of the shares of Common Stock as to which such Option was exercisable immediately prior to such event, upon exercise and at no additional cost, the number and class of shares of stock or other securities, cash or property (including, without limitation, shares of stock or other securities of another corporation or Common Stock) to which such holder would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, such holder had been the holder of record of a number of shares of Common Stock equal to the number of shares for which such Option shall be so exercised; and (b) each holder of an outstanding Award that is not an Option shall be entitled to receive, upon and  after the merger or consolidation and at no additional cost, a payment of the applicable number and class of shares of stock (the “Payment Shares”), or cash equivalent thereof, based on the specified number of shares of Common Stock set forth in the Award (the “Underlying Shares”) and pursuant to the terms and conditions of the Award in effect immediately prior to the merger or agreement, but modified so that the number or class of Underlying Shares or Payment Shares appropriately reflects any applicable changes which are contained in the agreement of merger or consolidation.

8.4   CHANGE OF CONTROL.   If the Company is merged with or into or consolidated with another corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into other voting securities of the surviving entity) at least fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or if the Company is liquidated, or sells or otherwise disposes of substantially all of its assets to another corporation or entity while Awards remain outstanding under the Plan, then in such event either:

(a) subject to the provisions of subsection (c) below, upon and after the effective date of such merger, consolidation, liquidation, sale or disposition, as the case may be, (a) each holder of an Option shall be entitled to receive, in lieu of the shares of Common Stock as to which such Option was exercisable immediately prior to such event, upon exercise and at no additional cost, the number and class of shares of stock or other securities, cash or property (including, without limitation, shares of stock or other securities of another corporation or Common Stock) to which such holder would have been entitled pursuant to the terms of the agreement of merger, consolidation, liquidation, sale or disposition if, immediately prior to such event, such holder had been the holder of record of a number of shares of Common Stock equal to the number of shares for which such Option shall be so exercised; and (b)  each holder of an outstanding Award that is not an Option shall be entitled to receive, after the merger, consolidation. liquidation, sale or disposition and at no additional cost, the appropriate number of Payment Shares or their cash equivalent, based on the applicable number of Underlying Shares and pursuant to the terms and conditions of the Award in effect immediately prior to the merger, consolidation, liquidation, sale or disposition, but modified so that the number or class of Underlying Shares or Payment Shares appropriately reflects any applicable changes which are contained in the agreement of merger, consolidation, liquidation, sale or disposition;

(b) the Plan Administrator may accelerate the time for exercise of some or all unexercised and unexpired Options or accelerate the time of payment or vesting of some or all outstanding Awards that are not Options, so that (i) such accelerated Options shall be exercisable in full from and after a date specified by the Plan Administrator which is prior to the effective date of such merger, consolidation, liquidation, sale or disposition, as the case may be,  (ii) the restriction period for such Awards that are Restricted Stock shall terminate as of a date prior to or as of the effective date of such merger, consolidation, liquidation, sale or disposition, as the case may be, and (iii) such other Awards that are not Options or Restricted Stock shall be payable as of a date prior to or as of the effective date of such merger, consolidation, liquidation, sale or disposition, as the case may be; or

(c) the Plan Administrator may (i) cancel all outstanding Options as of the effective date of any such merger, consolidation, liquidation, sale or disposition provided that (A) notice of such cancellation shall be given to each holder of an Option and (B) each holder of an Option shall have the right to exercise such Option to the extent that the same is then exercisable or, if the Plan Administrator shall have accelerated the time for exercise of all unexercised and unexpired Options, in full during the 10-day period  prior to the effective date of such merger, consolidation, liquidation, sale or disposition, (ii) cause some or all unvested Restricted Stock to be repurchased by the Company on the effective date of such merger, consolidation, liquidation, sale or disposition at the repurchase price therefor set forth in the relevant Award agreement or (iii) cancel some or all outstanding Awards that are not Options or Restricted Stock as of the effective date of such merger, consolidation, liquidation, sale or disposition provided that (A) notice of such cancellation shall be given to each holder of such an Award that is to be cancelled and (B) such holder shall have the right to exercise such Award to the extent that the same is then exercisable, or, if the Plan Administrator shall have accelerated the time for exercise of such Award, in full during the 10-day period prior to or as of the effective date of such merger, consolidation, liquidation, sale or disposition.

8.5   ADJUSTMENTS TO COMMON STOCK SUBJECT TO AWARDS.   Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to outstanding Awards.

8.6   MISCELLANEOUS.   Adjustments under this Section 8 shall be determined by the Plan Administrator, and such determinations shall be conclusive.  No fractional shares of Common Stock shall be issued under the Plan on account of any adjustment specified above.

SECTION 9.   GENERAL RESTRICTIONS

9.1   INVESTMENT REPRESENTATIONS.   The Company may require any person to whom an Award is granted, as a condition of exercising such Award, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the shares of Common Stock subject to the Award for his own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws.

9.2   COMPLIANCE WITH SECURITIES LAWS.   The Company shall not be required to sell or issue any shares of Common Stock under any Award if the issuance of such shares shall constitute a violation by the Award holder or by the Company of any provision of any law or regulation of any governmental authority. In addition, in connection with the Securities Act of 1933, as now in effect or hereafter amended (the “Act”), upon exercise of any Award or issuance of shares of Common Stock pursuant to an Award, the Company shall not be required to issue such shares unless the Plan Administrator has received evidence satisfactory to it to the effect that the holder of such Award will not transfer such shares except pursuant to a registration statement in effect under such Act or unless an opinion of counsel satisfactory to the Company has been received by the Company to the effect that such registration is not required. Any determination in this connection by the Plan Administrator shall be final, binding and conclusive. In the event the shares of Common Stock issuable on exercise of an Award or otherwise pursuant to the terms of an Award are not registered under the Act, the Company may imprint upon any certificate representing shares so issued the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Act and with applicable state securities laws:

The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 or under the securities laws of any State and may not be pledged, hypothecated, sold or otherwise transferred except upon such registration or upon receipt by the Corporation of an opinion of counsel satisfactory to the Corporation, in form and substance satisfactory to the Corporation, that registration is not required for such sale or transfer.

The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Act, and in the event any shares are so registered the Company may remove any legend on certificates representing such shares. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an option and the issuance of shares pursuant thereto, or the issuance of shares with respect to any other Award, to comply with any law or regulation of any governmental authority.

9.3   EMPLOYMENT OR OTHER SERVICES OBLIGATION.   The granting of any Award shall not impose upon the Company (or any parent or subsidiary of the Company) any obligation to employ, continue to employ, or otherwise contract or continue to contract for the services of, any Award holder, and the right of the Company (or any such parent or subsidiary) to terminate the employment or services of any individual shall not be diminished or affected by reason of the fact that an Award has been granted to him/her.

9.4   WITHHOLDING TAX.   Whenever under the Plan shares of Common Stock or cash is to be delivered with respect to an Award, the Company shall be entitled to require as a condition of delivery that the Award holder remit an amount sufficient to satisfy statutory minimum federal, state and other governmental withholding tax requirements related thereto, or the Company may in it sole discretion, elect to satisfy such minimum withholding requirements by withholding from the shares of Common Stock issuable under an Award a number of shares with an aggregate fair market value (as of the date the withholding is effected) that would satisfy the withholding amount due with respect to such Award.  For the purpose of the preceding sentence, the fair market value per share of Common Stock shall be determined in the manner specified in Section 5.7.

SECTION 10.   CERTAIN RIGHTS OF THE COMPANY

10.1   RIGHT OF FIRST REFUSAL OR REPURCHASE.   The Plan Administrator may in its discretion provide upon the grant of any Award under the Plan that the Company shall have an option to repurchase, upon such terms and conditions as determined by the Plan Administrator, all or any number of shares of Common Stock purchased upon exercise or otherwise received upon payment of the Award, or a right of first refusal in connection with the subsequent transfer of any or all such shares.  The repurchase price per share payable by the Company shall be such amount or be determined by such formula as is fixed by the Plan Administrator at the time the Award related to the shares of Common Stock subject to repurchase is first granted. In the event the Plan Administrator shall grant Awards subject to the Company’s repurchase option or right of first refusal, the certificates representing the shares received pursuant to such Award shall carry a legend satisfactory to counsel for the Company referring to the Company’s repurchase option or right of first refusal.

10.2   LOCKUP AGREEMENT.   The Plan Administrator may, in its discretion, specify upon granting an Award that upon request of the Company or the underwriters managing any underwritten offering of the Company’s securities, the Award holder shall agree in writing that for a period of time (not to exceed 180 days) from the effective date of any registration of securities of the Company, the Award holder will not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of, any shares of Common Stock received pursuant to such Award, without the prior written consent of the Company or such underwriters, as the case may be.

SECTION 11.   AMENDMENT OR TERMINATION OF THE PLAN

The Board of Directors may modify, revise or terminate the Plan at any time and from time to time, except that without the approval of stockholders of the Company, no modification or revision shall be made to the Plan, including but not limited to changing the class of persons eligible to receive Awards or the aggregate number of shares of Common Stock issuable pursuant to the Plan, when applicable law or regulation requires such stockholder approval.

SECTION 12.   NONEXCLUSIVITY OF THE PLAN

Neither the adoption of the Plan by the Board of Directors nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board of Directors to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

SECTION 13.   EFFECTIVE DATE AND DURATION OF PLAN

The Plan shall become effective upon its approval by stockholders of the Company. No Award may be granted under the Plan after the tenth (10TH) anniversary of the effective date. The Plan shall terminate (i) when the total amount of shares of Common Stock with respect to which Awards may be granted shall have been issued pursuant to such Awards, or (ii) by action of the Board of Directors pursuant to Section 10 hereof, whichever shall first occur, provided, however, that all unexpired Awards shall continue in force and operation after termination of the Plan, except as they may lapse or be terminated by their own terms and conditions.

SECTION 14.   MISCELLANEOUS

14.1   DESIGNATION AND CHANGE OF BENEFICIARY.   Each holder of an Award that is payable in cash shall file with the Plan Administrator a written designation of one or more persons as the beneficiary who shall be entitled to receive the amounts payable with respect to the applicable Award that provides continuing rights to a beneficiary upon the Award holder’s death. An Award holder may, from time to time, revoke or change his beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Plan Administrator. The last such designation received by the Plan Administrator shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Plan Administrator prior to the Award holder’s death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by the Award holder, the beneficiary shall be deemed to be his or her spouse or, if the Award holder is unmarried at the time of death, his or her estate.

14.2   PAYMENTS TO PERSONS OTHER THAN AWARD HOLDERS.   If the Plan Administrator shall find that any person to whom any amount is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, or is otherwise legally incompetent or incapacitated or has died, then any payment due to such person or such person’s estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Plan Administrator so directs the Company, be paid to such person’s spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Plan Administrator, in its absolute discretion, to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Plan Administrator and the Company therefor.

14.3   NO LIABILITY OF PLAN ADMINISTRATOR.   No member of the Plan Administrator shall be personally liable by reason of any contract or other instrument executed by such Plan Administrator member or on his or her behalf in his or her capacity as a member of the Plan

Administrator nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Plan Administrator and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person’s own fraud or willful bad faith; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Organization or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

14.4   GOVERNING LAW.   The Plan and all agreements hereunder shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts without regard to the principles of conflicts of law thereof.

14.5   FUNDING.   No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Award holders shall have no rights under the Plan other than as general unsecured creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

14.6   RELIANCE ON REPORTS.   Each member of the Plan Administrator and each member of the Board shall be fully justified in relying, acting or failing or refusing to act, and shall not be liable for having so relied, acted or failed or refused to act in good faith, upon any report made by the independent public accountant of the Company and any parent or subsidiary of the Company and upon any other information furnished in connection with the Plan by any person or persons other than himself.

14.7   RELATIONSHIP TO OTHER BENEFITS.   No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company or any parent or subsidiary of the Company except as otherwise specifically provided in such other plan.

14.8   EXPENSES.   The expenses of administering the Plan shall be borne by the Company and any parent or subsidiary of the Company.

14.9   PRONOUNS.   Masculine pronouns and other words of masculine gender shall refer to both men and women.

14.10   TITLES AND HEADINGS.   The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

14.11   EMPLOYMENT OR INDEPENDENT CONTRACTOR RELATIONSHIP.   For all purposes of the Plan, an employment or independent contractor relationship between the Company (or any parent or subsidiary of the Company) and an Award holder shall be deemed to exist during any period in which the Award holder is employed by, or provides independent contractor services as a consultant or advisor to the Company (or any such parent or subsidiary). For all purposes herein, a person who transfers from employment or service with the Company to employment or service with a parent or subsidiary of the Company or vice versa shall not be deemed to have terminated employment or service with the Company, a parent or a subsidiary of the Company. Whether authorized leave of absence, or absence on military or government service, shall constitute termination of the employment or independent contractor relationship between the Company (or any parent or subsidiary of the Company) and the Award holder shall be determined by the Plan Administrator at the time thereof.

14.12   EMPLOYEES AND INDEPENDENT CONTRACTORS BASED OUTSIDE THE UNITED STATES.   Notwithstanding any provision of the Plan to the contrary, in order to foster and promote achievement of the purposes of the Plan or to comply with or take account of provisions of laws in other countries in which the Company, parent or subsidiary of the Company operates or has employees or contracts with independent contractors, or to obtain favorable tax, exchange control or regulatory (including legal) treatment for the Company, or any parent or subsidiary of the Company or any person to whom an Award has been or may be granted, the Plan Administrator, in its sole discretion, shall have the power and authority to (i) determine which employees employed outside the United States or which independent contractors outside the United States are eligible to participate in the Plan, (ii) modify the terms and conditions of and procedures applicable to Awards granted to employees who are employed outside the United States or to independent contractors outside the United States, and (iii) establish subplans (through the addition of schedules to the Plan or otherwise), modify option exercise procedures and other terms, conditions and procedures applicable to Awards, in each case to the extent such actions may be necessary or advisable as the Plan Administrator shall determine.